Exhibit 99.1

   New York Community Bancorp, Inc. Completes the Redemption of Certain Trust
                              Preferred Securities

     WESTBURY, N.Y.--(BUSINESS WIRE)--April 2, 2007--New York
Community Bancorp, Inc. (NYSE: NYB) (the "Company") today announced that its wholly-owned subsidiaries, Haven Capital Trust I and Roslyn Preferred Trust I, have completed the previously announced redemption of all of their respective trust preferred securities.

    New York Community Bancorp, Inc. is the holding company for New York Community Bank and New York Commercial Bank, and the leading producer of multi-family loans for portfolio in New York City. With 160 offices serving customers in New York City, Long Island, and Westchester County, and the counties of Essex, Hudson, Union, Ocean, Monmouth, and Middlesex in New Jersey, New York Community Bank is the fourth largest thrift depository in its market, and now operates through eight local divisions: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, Roosevelt Savings Bank, CFS Bank, First Savings Bank of New Jersey, Ironbound Bank, and Penn Federal Savings Bank. New York Commercial Bank currently has 27 branches serving Manhattan, Queens, Brooklyn, Westchester County, and Long Island, and ranks among the 20 largest commercial banks in New York State. Additional information about New York Community Bancorp, Inc. and its bank subsidiaries is available at www.myNYCB.com and www.NewYorkCommercialBank.com.

    Forward-looking Statements and Associated Risk Factors

    This release, like other written and oral communications presented by the Company and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.

    Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, are generally identified by use of the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "seek," "strive," "try," or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

    There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to, general economic conditions and trends, either nationally or locally in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income, future cash flows, or the market value of our assets; changes in banking, securities, tax, environmental, and insurance laws, regulations, and policies, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.

    Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as may be required by applicable law or regulation, the Company disclaims any obligation to update any forward-looking statements.

    CONTACT: New York Community Bancorp, Inc.
             Ilene A. Angarola
             First Senior Vice President &
             Director, Investor Relations
             516-683-4420